                             DISTRIBUTION AGREEMENT


         Agreement dated this     day of September, 1999 by and between Premier
Classic Art, Inc., a Delaware Corporation ("PCA") whose address is 1158 Staffler Road, Bridgwater, NJ 08807 and Royal Animated Art, Inc., ("Royal") a, California whose address is 345 North Maple Drive, Suite 297, Beverly Hills, California 90210.


                               W I T N E S S E T H

         WHEREAS, Royal has the right to reproduce, as animation art and/or comic strip lithographs, numerous animation and comic strip images and characters, (the "property"), as more particularly described herein);

         WHEREAS, Royal desires to grant to PCA the non-exclusive right to purchase from Royal various forms of the Property as described herein, and PCA desires to acquire the right to make such purchases;

         NOW THEREFORE, subject to the mutual rights and obligations set forth herein, the parties agree as follows:

         1. Royal hereby grants to PCA the non-exclusive right to purchase and market reproductions in the forms described below, or in such additional forms as shall be mutually agreed upon, of the Property to which Royal now has or hereafter acquires reproduction rights, directly or through affiliates. Such forms shall include hand painted animated cels, seri-cels which are mechanically reproduced by use of silk screen process, chromo-cels which use offset printing, and/or lithographic reproductions and comic strip lithographs.

         2. The Property as defined herein shall include all animation art and comic strip lithographs, which Royal now has (as set forth in Schedule A) or hereafter acquires reproduction rights to.

         3. The rights granted to PCA hereunder shall be subject to such restrictions and limitations as are contained in the agreements under which Royal acquired such rights, and to the approval of Royal over whether and how many reproductions of each particular Property should be sold to PCA. Such approvals shall not be unreasonably withheld.

         4. PCA shall pay to Royal for Art purchased by and delivered to PCA, a percentage of Royal's suggested Wholesale and/or Retail price, as shall be applicable as follows:

            (a) Fifty percent (50%) o\f Royal's suggested Retail price, when PCA sells direct to the ultimate consumer;

            (b) Twenty-five percent (25%) of Royal's suggested retail price, when PCA sells to wholesalers. distributors, retailers, and/or other middlemen.

                Royal's suggested retail price shall be determined, from time to time, in Royal's sole discretion and shall be predicated on the images selected, Royal's underlying rights and Royal agreements, the method of reproduction utilized (i.e., original hand painted or mechanically reproduced), the size of the edition, and the quantity ordered.

                Royal's prices to PCA, however, shall be in accord with Royal's prices to its most favorable customers.

                It is understood that prices may vary from time to time.

         5. Payment for the purchase of the Art shall be as follows: (a) Fifty percent (50%) of the price per order shall be paid simultaneously with the submission of the written purchase order;

            (b) Fifty percent (50%) of the price for each purchase order shall be paid upon delivery to PCA, plus appropriate shipping and handling costs (all orders F.O.B. Chatsworth, Ca.).

         6. The terms of this agreement shall be three years. Royal agrees to renew this agreement for an additional period of two years, upon the same terms and conditions, at the written request of PCA, provided Herman Rush is actively associated with Royal, In the event that, after the expiration of three years, Herman Rush shall no longer be actively associated with Royal, he shall agree to use his best efforts to introduce PCA to the copyright owners.

         7. Any and all claims or disputes that may arise under this agreement shall be submitted for determination by Arbitration under the rules of the American Arbitration Association. Unless otherwise mutually agreed by the parties, if the claim is made by PCA, the hearing shall be held in Los Angeles.

         IN WITNESS WHEREOF, the parties have made and signed this Agreement on the date indicated above.


                                                ROYAL ANIMATED ART, INC.



                                         By:____________________________
                                                Herman Rush, President


                                                PREMIER CLASSIC ART, INC.

Agreed and accepted
for purposes of                          By:____________________________
Paragraph 6                                     Charles F. Trapp

-------------------------
Herman Rush

                                   SCHEDULE A

400,000 Original Hand-Painted on acetate consisting of a mixture of 12 Field (approx. 12" x 10") and Pan Cels (approx. 36" x 10").
Animation Production Cels (cels) selected from and used on the following programs:

1.       Real Ghostbusters/Slimer                            approx 75,000
2.       Ewoks (Star Wars)                                   approx 75,000
3.       He-Man, Master of the Universe                      approx 75,000
4.       She-Ra, Princess of Power                           approx 75,000
5.       Bravestar                                           approx 45,000
6.       Flash Gordon                                        approx 10,000
7.       Shelly Duvall's Bedtime Stories                     approx 10,000
8.       Beethoven                                           approx  5,000
9.       Back to the Future                                  approx 10,000
10.      Miscellaneous                                       approx 20,000


The total number of "cels" shall be 400,000, however, the number from each of the titles may vary slightly.

                                   Schedule A
                                   ----------

                      Properties Available for Distribution
                      -------------------------------------

Title                      Code                      Licensee                   Expiration Date
Orphan Annie               AA/CS                     Tribune Media              July 31, 2000
Dick Tracy                 AA/CS                     Tribune Media              Right to extend
Terry & the Pirates        AA/CS                     Tribune Media              on good faith
Brenda Starr               AA/CS                     Tribune Media              negotiations
Winnie Winkle              AA/CS                     Tribune Media
Dave                       AA/CS                     Tribune Media

Blondie                    AA/CS/3D                  King Features              December 31, 1999
Barney Google              AA/CS/3D                  King Features              Right to extend 2 yrs.
Bringing Up Father         AA/CS/3D                  King Features              i. e., 12/31/02
Katzenjammer Kids          AA/CS/3D                  King Features                      "
Mandrake Magician          AA/CS/3D                  King Features                      "
Phantom                    AA/CS/3D                  King Features                      "
Beetle Bailey              AA/CS/3D                  King Features                      "
Prince Valiant             AA/CS/3D                  King Features                      "
Hi and Lois                AA/CS/3D                  King Features                      "
Marvin                     AA/CS/3D                  King Features                      "
Betty Boop                 AA/CS/3D                  King Features                      "
Popeye                     AA/CS/3D                  King Features                      "
Snuffy Smith               AA/CS/3D                  King Features                      "

Annie                      3DCS                      Tribune Media              Aug. 1, 2002
Dick Tracy                 3DCS                      Tribune Media                      "
Mixed Media                3DCS                      Tribune Media                      "
Mother Goose &
    Grimm                  3DCS                      Tribune Media                      "
Motley's Crew              3DCS                      Tribune Media                      "
Broomhilda                 3DCS                      Tribune Media                      "
Shoe                       3DCS                      Tribune Media                      "

Annie                      3DPF                      Tribune Media              Aug. 1, 2002
Shoe                       3DPF                      Tribune Media                      "
Dick Tracy                 3DPF                      Tribune Media                      "


                                Schedule A cont.
                                ----------------

                      Properties Available for Distribution
                      -------------------------------------


Title                          Code                  Licensee                   Expiration Date
Fat Albert                     AA                    Filmation                  Month to Month
Fabulous Funnies               AA                    Filmation                          "
Heckle and Jeckle              AA                    Filmation                          "
Lassie                         AA                    Filmation                          "
Lone Ranger                    AA                    Filmation                          "
Snow White Christmas           AA                    Filmation                          "
Pinnochio                      AA                    Filmation                          "
Journey Back To Oz             AA                    Filmation                          "
Archie                         AA                    Filmation                          "
Sabrina                        AA                    Filmation                          "
He-Man                         AA                    Filmation                          "
She-Ra                         AA                    Filmation                          "
Ghostbusters                   AA                    Filmation                          "
Bravestar                      AA                    Filmation                          "
Young Sentinals                AA                    Filmation                          "
Mission Magic                  AA                    Filmation                          "
Oliver Twist                   AA                    Filmation                          "
Black Starr                    AA                    Filmation                          "
Hero Mgh                       AA                    Filmation                          "
Groovie Goolies                AA                    Filmation                          "
Treasure Island                AA                    Filmation                          "
Jerry Lewis                    AA                    Filmation                          "
Quakula                        AA                    Filmation                          "
King Arthur                    AA                    Filmation                          "
Mush                           AA                    Filmation                          "
Fraidy Cat                     AA                    Filmation                          "
Wacky Packy                    AA                    Filmation                          "
Waldo Kitty                    AA                    Filmation                          "


                                Schedule A cont.

                      Properties Available for Distribution


Title                          Code                  Licensee                   Expiration Date
Star Trek                      AA                    Viacom                     July 31, 2000
Brady Bunch                    AA                    Viacom                     July 31, 2000
Happy Days                     AA                    Viacom                     July 31, 2000
Mighty Mouse                   AA                    Viacom                     July 31, 2000
Heckle & Jeckle                AA                    Viacom                     July 31, 2000
Alley Oop                      AA/CS                 United Media               December 31, 2000
Nancy & Sluggo                 AA/CS                 United Media

Emmet Kelly, Jr.               AA                    Greene Licensing           December 31, 2000
Pinnochio                      AA/Lithos             Lou Scheimer               December 31, 2000
My Favorite Martian            AA                    Jack Chertok TV            December 31, 2003
Rudolph Reindeer               AA/Lithos             GoodTime Ent.              December 31, 1999

Note:
              AA= Animation Art
              CS=Comic Strips
              Litho=Lithographs
              3DCS=3 D Comic Strips
              3DPF=3 D Picture Frames